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                                                                   EXHIBIT 10.16

                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

THIS FIFTH AMENDMENT is made the 27th day of October, 1997 to an Agreement dated 20 August 1996, by agreement between the parties ("the Agreement")

BETWEEN

COULTER PHARMACEUTICAL INC. of 550 California Avenue, Suite 200, Palo Alto, CA 94306, USA ("the Customer")

AND

LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire, SL1 4DY, England ("Lonza")

WHEREAS:

A. The parties entered into the Agreement pursuant to which Lonza agreed to provide Services to the Customer to develop a Process for production of Product which agreement has been previously amended; and

B. Customer now wishes Lonza to perform certain additional Services in association with the above mentioned development and manufacture of Product; and

C. Lonza is prepared to provide such additional Services on the terms and conditions set out herein.

NOW THEREFORE it is hereby agreed to amend the terms of the Agreement as follows:

1.      A new Stage 16 shall be added to Schedule 2 as follows:

        "Stage 16 - Validation of [...***...]

        16.1   Objectives


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                                       1.
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               16.1.1 To obtain [...***...] data for each of the [...***...]
                      steps used in the manufacture of bulk Product.

               16.1.2 To investigate the [...***...] during the primary recovery operations by analysing [...***...] extracted from samples collected throughout the Process.

               16.1.3 To carry out [...***...] studies to determine the
                      [...***...].

        16.2   Activities

               16.2.1 Agree a GMP study protocol with the Customer.

               16.2.2 Extract and purify [...***...] from [...***...]. Determine the [...***...].

               16.2.3 Collect samples from a [...***...] manufacturing batch of
                      Product. Samples will be collected throughout the primary recovery operation and appropriate load samples taken prior to each [...***...] step.

               16.2.4 Extract and purify [...***...] from samples collected throughout the primary recovery Process and analyse the [...***...] by [...***...].

               16.2.5 Carry out the scaled down Process for each of the
                      [...***...] without labelled [...***...] spike. Compare the elution profile, Product yield and purity with the full manufacturing Process.

               16.2.6 Repeat the scaled-down Process with each column load sample spiked with [...***...]. Analyse load and eluate samples.

               16.2.7 Calculate [...***...] factors for each column step.

               16.2.8 Issue a final study report to the Customer, copies of data generated under Stage 16 if requested by the Customer and deviations and amendments to the protocol agreed under
                      16.2.1. [...***...] during the course of this Stage 16 if requested by the Customer (and more frequently if agreed between the parties) Lonza will issue to the Customer unaudited interim data


                                       2.

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                      summaries provided such requests from the Customer are
                      reasonable in nature.

        16.3   Timescale

               Stage 16 will be complete on issue of the final study report under activity 16.2.8. It is estimated that this final report will be issued [...***...] from commencement of Stage 16."

2. A new Stage 17b shall be added to Schedule 2 as follows:

        "Stage 17b Validation of [...***...] for Bulk Purified Product

        17b.1  Objective

               To validate these Product release assays to ensure their accuracy and reliability for Product release and for Product stability testing where this is relevant. Data will be generated by specific assay validation studies and also taken from assays carried out as part of the [...***...] of the Product. Product made by the manufacturing `Process will be used for the specific assay validation studies.

        17b.2  Activities

               17b.2.1 [...***...] (Reduced and Non-reduced)

                      Agree a GMP study protocol with the Customer. This will be a Product-specific study; the following assay performance areas will be defined:

                      o       [...***...]

                      o       [...***...]

                      o       [...***...]

                      o       [...***...]

                      o       [...***...]



                                       3.


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                      o       [...***...]

                      Accuracy and precision of the method using the Product will be determined for reduced and non-reduced [...***...], with particular attention being paid to [...***...] obtained as part of an estimate of the precision of the method.

               17b.2.2 [...***...] Assay

                      o Isolate [...***...] from the supernatant and cell fractions from a large-scale fermenter harvest of the Cell Line.

                      o      Purify the [...***...] from each fraction.

                      o Assess the quantity and quality of the [...***...] using appropriate procedures. Compare the [...***...] by [...***...] to that of the Lonza generic [...***...] standard. If the generic standard and the [...***...] from the Cell Line are not comparable then a new Cell Line-specific standard will need to be prepared.

                      o Determine the degree of cross-reactivity between the [...***...] and the generic [...***...]
                             standard in the [...***...] assay.

                      o Issue a report of activities containing a recommendation on the most appropriate course of action for routine testing to the Customer and outline testing procedures. Issue copies of data generated under activity 17b.2.2 if requested by the Customer. [...***...] during the course of this activity 17b.2.2 if requested by the Customer (and more frequently if agreed between the parties) Lonza will issue to the Customer interim data summaries provided such requests from the Customer are reasonable in nature.

                                       4.


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               17b.2.3 [...***...]

                      Agree a GMP study protocol with the Customer.

                      Carry out a study to compare the performance of the Product in the [...***...] assay with results obtained for a range of different monoclonal antibodies. Accuracy and precision of the method using the Product will be determined using the following criteria:

                      o      [...***...]

                      o      [...***...]

                      o      [...***...]

                      o      [...***...]

                      o      [...***...]

                      o      [...***...]

               17b.2.4 [...***...]

                      Agree a GMP study protocol with the Customer.

                      Carry out a Product specific study to compare the performance of the Product on [...***...] using Lonza's [...***...] method with results obtained for a range of different monoclonals. Precision and limit of detection of the assay for Product will be determined using the following criteria:

                      o      [...***...]

                      o      [...***...]

                      o      [...***...]

                                       5.

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                      Validate [...***...]. Calculate [...***...] values of
                      major bands. Make a recommendation on the standardisation of reporting of minor bands.

               17b.2.5 [...***...]

                      Agree a GMP study protocol with the Customer.

                      Validate the specificity and sensitivity of the assay for testing of the Product.

               17b.2.6 [...***...] Assays

                      Agree GMP study protocols with the Customer.

                      Carry out validation of the assays for [...***...]. Accuracy, precision and storage times prior to assay will be determined. The following studies will be performed:

                      o      [...***...].

                      o      [...***...].

                      o      [...***...].

                      o      [...***...].

               17b.2.7 [...***...]

                      Agree a GMP study protocol with the Customer.

                      Assay parameters to be validated will be accuracy, cross-reactivity or specificity, limits of detection and stability of [...***...] prior to testing.

                      Study the effect of the load on the sample band profile, recovery of [...***...] in the presence of Product, within and between assay precision and the limit of detection of Product on [...***...].

                                       6.

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                      Analyse, by [...***...], all contaminant bands that
                      account for [...***...] or more of total protein, using [...***...] and [...***...] that distinguish antibody fragments.

                      Note: It is understood that the Customer will provide Lonza with a reagent expected to be suitable for the detection of antibody light chain for this Product. If this reagent is not available or not suitable it is possible some contaminant bands may not be identified.

               17b.2.8 Performance Review

                      Review performance of the assays during [...***...] of the Product against the performance required to meet the Specification for Product and defined in the validation studies.

               17b.2.9 [...***...]

                      Summarise [...***...] test performance during [...***...] testing of Product and analyse the suitability of these tests for Product.

               17b.2.10 Prepare final validation reports for activities 17b.2.1,
                      17b.2.3, 17b.2.4, 17b.2.5, 17b.2.6 and 17b.2.7 and submit
                      to the Customer together with details of the testing procedures listed in Appendix 1 hereto and outline summary procedures for the Customer Tests not included in that list. Provide the Customer with copies of data generated under Stage 17b if requested by the Customer and deviations and amendments to the GMP protocols agreed under Stage 17b. [...***...] during the course of each assay validation if requested by the Customer (and more frequently if agreed between the parties) Lonza will issue to the Customer unaudited interim data summaries provided such requests from the Customer are reasonable in nature.

                                       7.

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                      Note:  These Stage 17b reports will not review the
                             performance of the assays during the Process validation studies that will be carried out under other Stages in these Services. Such review will be incorporated into the reports issued at the end of the stages in question as appropriate.

                      Note: Save for those particularised as being released to the Customer pursuant to Stage 17.b.2.10 of the Services, analytical procedures will not be issued to the Customer as part of these Services. It is Lonza's responsibility to ensure that the Services are performed in accordance with the regulatory requirements of this Agreement where applicable.

        17b.3  Timescale

               Each assay programme will be complete upon issue of the relevant report to the Customer. Stage 17b shall be complete upon the issue of the final report. It is estimated that Stage 1To will take approximately [...***...] to complete."

3.      The following shall be added to Clauses 1 and 2 of Schedule 3:

        "1.    Price

               In consideration for Lonza carrying out the Services as detailed in Schedule 2 (Stages 16 and 17b) the Customer shall pay Lonza as follows:

                 Stage 16 Evaluation of [...***...]                 [...***...]

                 Stage 17b Validation of [...***...] Assays for Bulk Purified Product

                 17b.2.1 [...***...]                                [...***...]

                 17b.2.2 [...***...]                                [...***...]

                 17b.2.3 [...***...]                                [...***...]


                                       8.

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                 17b.2.5 [...***...]                                [...***...]

                 17b.2.6 [...***...]                                [...***...]

                 17b.2.6 [...***...]                                [...***...]

                 17b.2.6 [...***...]                                [...***...]

                 17b.2.7 [...***...]                                [...***...]

                 17b.2.9 [...***...]                                [...***...]


        2.     Payment

               Payment by the Customer of the Price for Stages 16 and 17b shall be made against Lonza's invoices as follows:

               2.1    For Stage 16

                      [...***...]   Upon commencement of Stage 16

                      [...***...]   Upon completion of Stage 16.

               2.2    For Stage 17b

                      [...***...] of the Price for each assay validation in Stage 17b upon commencement of the Services on that assay validation (total on commencement of all assays:
                      [...***...]).

                      [...***...] of the Price for each assay validation in Stage 17b upon completion of the Services on that assay validation (total on completion of all assays:
                      [...***...])."

4. Save as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect.


                                       9.

               *Confidential Treatment Requested


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        AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.



Signed for and on behalf of         /s/
LONZA BIOLOGICS PLC                 -------------------------------------------

                                    Assistant Company Secretary
                                    -------------------------------------------
                                    TITLE


Signed for and on behalf of         /s/ William G. Hanis
COULTER PHARMACEUTICALS INC         -------------------------------------------

                                    Vice President and Chief Financial Officer
                                    -------------------------------------------
                                    TITLE


                                      10.


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                                   APPENDIX 1


                           TEST                 METHOD SOP
                           -------------------------------

                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]
                 [...***...]                                [...***...]


                                      11.


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